                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): May 8, 2003 (May 8, 2003)


                           METATEC INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Ohio                                        0-9220                                      31-1647405
------------------------------------        ------------------------------------        ---------------------------
(State or other jurisdiction of             (Commission                                 (IRS Employer
incorporation)                              File Number)                                Identification No.)


7001 Metatec Boulevard, Dublin, Ohio                                            43017
--------------------------------------------                                    --------------------------
(Address of principal executive offices)                                        (Zip Code)


Registrant's telephone number, including area code:  (614) 761-2000


Not Applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits.

Exhibit
Number                Description of Exhibit

99.1                  Press release issued by Metatec International, Inc. on
                      May 8, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

         The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished, not filed, under "Item 12. Disclosure of Results of Operations and Financial Condition" and is being provided under this "Item 9. Regulation FD Disclosure" in accordance with interim procedures promulgated by the Securities and Exchange Commission in Release No. 33-8216.

         On May 8, 2003, the Registrant issued a press release announcing earnings for the first quarter of 2003. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       METATEC INTERNATIONAL, INC.


Date:  May 8, 2003                     By /s/ Gary W. Qualmann
                                          --------------------------------------
                                          Gary W. Qualmann, Chief Financial
                                             Officer (authorized signatory)




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                                  EXHIBIT INDEX

Exhibit
Number                Description of Exhibit
-------               ----------------------

99.1                  Press release issued by Metatec International, Inc. on
                      May 8, 2003.